UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 21, 2020

WHIRLPOOL CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware		1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63,
Benton Harbor,	Michigan		49022-2692
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (269) 923-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	WHR	Chicago Stock Exchange	and	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 21, 2020, Whirlpool Corporation (the "Corporation") held its 2020 annual meeting of stockholders. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Corporation's proxy statement dated March 6, 2020 (the "Proxy Statement"). The results of the stockholder vote are as follows:

a.
Samuel R. Allen, Marc R. Bitzer, Greg Creed, Gary T. DiCamillo, Diane M. Dietz, Gerri T. Elliott, Jennifer A. LaClair, John D. Liu, James M. Loree, Harish Manwani, Patricia K. Poppe, Larry O. Spencer, and Michael D. White were each elected by the stockholders to a term to expire in 2021 or until their respective successors are duly elected and qualified.

Nominees	For	Against	Abstain	Broker Non-Votes
Samuel R. Allen	51,026,785	1,008,677	129,123	4,927,284
Marc R. Bitzer	49,348,590	2,584,461	231,534	4,927,284
Greg Creed	51,824,932	196,175	143,478	4,927,284
Gary T. DiCamillo	50,415,632	1,607,442	141,511	4,927,284
Diane M. Dietz	51,839,190	208,000	117,395	4,927,284
Gerri T. Elliott	51,661,060	380,319	123,206	4,927,284
Jennifer A. LaClair	51,839,321	207,315	117,949	4,927,284
John D. Liu	51,601,702	424,558	138,325	4,927,284
James M. Loree	51,643,085	401,821	119,679	4,927,284
Harish Manwani	50,311,746	1,632,078	220,761	4,927,284
Patricia K. Poppe	51,774,593	261,825	128,167	4,927,284
Larry O. Spencer	51,804,371	238,780	121,434	4,927,284
Michael D. White	50,013,067	2,022,693	128,825	4,927,284

b.
The stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Corporation’s named executive officers disclosed in the Proxy Statement, including the Compensation Discussion & Analysis, the compensation tables and related disclosure.

For	Against	Abstain	Broker Non-Votes
48,772,266	3,131,778	260,541	4,927,284

c.	The stockholders ratified the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for 2020.

For	Against	Abstain
52,831,104	4,143,597	117,168

Website Disclosure
We routinely post important information for investors on our website, whirlpoolcorp.com, in the "Investors" section. We also intend to update the Hot Topics Q&A portion of this webpage as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2020
WHIRLPOOL CORPORATION

By:     /s/ BRIDGET K. QUINN
Name:     Bridget K. Quinn
Title:     Assistant General Counsel and Corporate Secretary